UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 17, 2013

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

FS Investment Corporation (the “Company”) reconvened its Annual Meeting of Stockholders (the “Annual Meeting”) on July 17, 2013.  The Annual Meeting was initially called to order on June 20, 2013 and was adjourned with respect to certain proposals to permit additional time to solicit stockholder votes for such proposals. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2013 (the “2013 proxy statement”).  As of April 30, 2012, the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting, 253,471,022 shares of common stock were eligible to be voted. As of July 17, 2013, 153,564,524 of those shares have been voted in person or by proxy at the Annual Meeting. At the reconvened Annual Meeting, stockholders were asked to consider and act upon the following seven proposals all of which received the requisite number of votes to pass:

•	Proposal No. 3 – the amendment and restatement of the Company’s charter (the “Charter”) to reflect an amendment described in the 2013 proxy statement, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange (such as the New York Stock Exchange or the NASDAQ Stock Market), to provide for a staggered board of directors;

•	Proposal No. 4 – the amendment and restatement of the Charter to reflect additional amendments described in its 2013 proxy statement, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange, to delete certain provisions required by the Omnibus Guidelines promulgated by the North American Securities Administrators Association, Inc., and which will serve to conform more closely certain provisions in the Charter to provisions in the charters of other business development companies whose securities are listed and publicly-traded on a national securities exchange, as described in the 2013 proxy statement;

•	Proposal No. 5 – the amendment and restatement of the Charter to reflect an additional amendment described in the 2013 proxy statement, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange, to provide that directors may be removed only for “cause” and only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors;

•	Proposal No. 6 – the amendment and restatement of the Charter to reflect an additional amendment described in the 2013 proxy statement, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange, to provide that the Company may limit a stockholder’s right to inspect the books and records of the Company if the Company’s board of directors determines that such stockholder has an improper purpose for requesting such inspection;

•	Proposal No. 7 – the amendment and restatement of the Charter to reflect an additional amendment described in the 2013 proxy statement, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange, to clarify that indemnification and exculpation provisions in the Company’s Charter are subject to the limitations of the Investment Company Act of 1940, as amended;

•	Proposal No. 10 – approval of an amended and restated investment advisory agreement between the Company and its investment adviser, which will become effective upon a future listing of the Company’s outstanding shares of common stock on a national securities exchange; and

•	Proposal No. 11 – authorization of flexibility for the Company, with the approval of the Company’s board of directors, to offer and sell shares of the Company’s common stock, during the 12 months following stockholder approval, at a price below the then-current net asset value per share, subject to the Company listing its outstanding shares of common stock on a national securities exchange and certain limitations described in the 2013 proxy statement.

For each of the seven proposals that were approved by the Company’s stockholders at the Annual Meeting, the votes for, votes against, abstentions and broker non-votes are set forth below:

Proposal No. 3:

Votes For	131,512,592
Votes Against	1,881,489
Abstentions	5,036,902
Broker Non-Votes	15,133,541

Proposal No. 4:

Votes For	129,946,086
Votes Against	2,670,465
Abstentions	5,814,432
Broker Non-Votes	15,133,541

Proposal No. 5:

Votes For	128,562,809
Votes Against	4,321,946
Abstentions	5,546,228
Broker Non-Votes	15,133,541

Proposal No. 6:

Votes For	126,815,729
Votes Against	5,999,831
Abstentions	5,615,423
Broker Non-Votes	15,133,541

Proposal No. 7:

Votes For	130,259,606
Votes Against	2,280,908
Abstentions	5,890,469
Broker Non-Votes	15,133,541

Proposal No. 10:

Votes For	129,979,616
Votes Against	2,646,169
Abstentions	5,805,198
Broker Non-Votes	15,133,541

Proposal No. 11:

Votes For	125,772,604
Votes Against	6,497,672
Abstentions	6,160,707
Broker Non-Votes	15,133,541

The Company adjourned the Annual Meeting with respect to Proposals Nos. 8 and 9, as discussed in detail in the 2013 proxy statement, to permit additional time to solicit stockholder votes for such proposals. The reconvened Annual Meeting will be held on August 6, 2013, at 4:00 p.m., Eastern Time, at Cira Centre, 2929 Arch Street, 21st Floor, Philadelphia, Pennsylvania 19104. Valid proxies submitted prior to the July 17, 2013 Annual Meeting will continue to be valid for this reconvened Annual Meeting, unless properly changed or revoked prior to votes being taken at the reconvened Annual Meeting. The record date of April 30, 2013 will remain the same for the reconvened Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date: July 19, 2012	By:	/s/ Michael C. Forman
Michael C. Forman
Chief Executive Officer